Exhibit 99.1

Company Name: Genius Sports Group (GESG)

Event: Jefferies Virtual Sports Betting & iGaming Summit

Date: December 1, 2020

<<David Katz, Analyst, Jefferies Group LLC>>

Afternoon everyone. Once again, thank you for joining us. David Katz, Gaming, Lodging & Leisure analyst with Jefferies out of New York, joined by James Wheatcroft, Gaming, Lodging & Leisure analyst out of the UK, who’s brought along the fireside chat. And our next highly interesting discussion is with Genius Sports Group with CEO, Mark Locke.

Mark, I think what would probably be most helpful just as a couple of minute introduction on sort of how the company’s come about where you are today and just level set everyone’s knowledge base around Genius?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah, no worries. Thanks for having me on this today, it’s a pleasure. So, I mean, Genius Sports really came about as a software company. That’s what we started as our DNA. And really, we focused originally on providing software to sportsbooks that we’re going through a bit of a change in the market in that what was happening is the number of events that sportsbooks were offering was increasing very rapidly. The market in Europe and in the UK was moving to sort of an in play model, where the vast proportion of bets now are in play. And at the time it was small, but growing very fast and we really provided software to sportsbooks that allowed them to create the lines, manage the events and effectively provide that outsource bookmaking software.

So, that’s really where we started. And I guess as time went on, it became clear to us that it was necessary to try, own and control as much of the sports data. It was like the gasoline, how the power sort of software services that we supplied. And we switched our software expertise to providing software services to sports leagues. And we did that in exchange for the right to collect official data, the live data that’s coming from the events. And really, the business we have today is as a result of that, that journey that we’ve been on. So yeah, it’s been a good journey so far.

<<David Katz, Analyst, Jefferies Group LLC>>

The presumption is that – and a critical function that you provide it is a fuel for in-game wagering?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah.

<<David Katz, Analyst, Jefferies Group LLC>>

Which has been such an important topic, not only today, but for us ongoing, we’d love your perspective about that here in the U.S. or North America versus European markets. And we always go through the discussion points around how big, how fast, where we are, and those sorts of things. I’d love your perspectives on that.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

I mean, the history of our business is really comes from that as the beginnings, I mean, as I said, if you go back to when we started doing this, there were maybe, a thousand events a year that were bets in-play as we call it, or in-running it as we called it at the time, it’s now in-play. And that grew very, very fast. So, if you think of a sort of fully developed sportsbook, and one that’s mature in a market, where in-play has been major focus, which is the UK, you’re looking at about a quarter of a million events a year that are now run live.

Now obviously, when it started that, as I said, it was about a thousand events a year, and it’s been going up to 250,000 in the last sort of 10, 12 years, that’s been a huge increase. And the software we’ve been providing has been allowing the sportsbooks to offer that it creates the lines, it offers the services. What we see in emerging markets or nascent markets, is the same sort of evolution. Now, obviously, it’s going to happen a lot faster in the States. It’s probably, started off with sort of 10% or 20% of the market, and it’s growing very, very fast. So, we would expect it to reach certainly, the same levels as Europe and the UK overtime, there may be 70%, 80%, even 90% of the bets being or the wages being made in-play as the market evolves.

<<David Katz, Analyst, Jefferies Group LLC>>

I think one of the interesting aspects of your positioning, which I’d love you to talk about relative to others in the data marketplace is, the degree of engagement with the sports leagues, the degree of exclusivity with those sports leagues. And just again, bring us up to date on kind of where those agreements set and where we can expect them to be headed.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. I mean, so it’s been a journey for us. When we moved our software development expertise into the sports market, the idea was to partner with sports leagues on a long-term basis to allow us to provide valuable services to them in exchange for the rights to collect that live data and that was a business model that we started probably 10 years ago. Now, what that’s allowed us to do is work very closely with sports leagues and federations to provide them with these services. And these services are – there’s a lot of them, we provide services that allow us to on behalf of the sports leagues to collect the live data. We offer things for competition management services, which allow us to help them manage their events. We provide integrity services, which again, helps them manage the integrity of their events, make sure there’s the games are as well-managed as possible.

Now, all of that data that we collect has a lot of uses to the sports leagues. So, we will run websites and the actual sites for the sports leagues in software, the data will power the school board, it’ll power the broadcast feeds. It will power the website. So, we really become an integral part as a partner to the sports leagues that we work with. And again, it means that the relationships we have deep and the software we provide them is something that’s really a core part of how they operate. And it gives us that partnership on a long-term basis and really, that’s sort of exemplified by the length of our contracts, we’re in excess of four years is our average contract length with our sports leagues.

And then on top of that, our churn rate or the number of customers we’ve lost is incredibly low. I mean, in the last three years, we’ve only lost one sports league. And in fact, they returned to us after a briefer parting. So overall, the way that we’ve set this business up gives us that strong position with the sports leagues. It’s a partnership model, which means everyone’s benefiting. We’re giving a fair return to the sports leagues, and we’re giving the sports bet partners that we have and confidence that the data’s correct, that there’s longevity in the data that is not going to be disrupted that it’s a product that they can really rely on that’s live and fast. And that’s really been how the market has evolved in that respect.

<<David Katz, Analyst, Jefferies Group LLC>>

Are you – are you at all focused on or concerned about other technology-oriented groups, that may look at this and say, gee, big market evolving here that that may have considerable resources. How do you think about that?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

I mean, we always have an eye on the market. We have an eye on competition in the market. But again, we have an incredibly well established position in the market. There’s a lot of knowledge that’s gone into building the software products that we have, there’s a lot of integrations and there’s a lot of dependency on a lot of that product that we’ve got distributed out there. On top of that, to run a lot of the services that we have, you need people. So globally, we have over 7,000 agents that either work for us or work for the sports leagues that we manage on behalf of them. So, we’re effectively managing that large resource as well.

So, for a competitor to move into our market, it’s pretty hard. You have to be able to offer all of the different services that we have. You’ll have to be able to have access to the trained statisticians in each of the markets and you have to be able to do that in a way that that is commercially attractive to the sports leagues. I mean, at the moment, we’re doing it on a contract basis, where we’re swapping that technology in exchange for the right to collect that data. We’re taking that data. We’re monetizing it with the sportsbooks. So, it gives us that that sort of position in the ecosystem that exists between sports and sportsbook operators that we really feel very comfortable and confident in.

<<David Katz, Analyst, Jefferies Group LLC>>

Right. So, if you could just talk about how the economic model works with your casino, your sort of bookmaking customers, right? Whether that’s a land based casino or it’s a mobile provider. How does that – how do the economics of that work? And then I have just a detailed follow up on that as well.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. So I mean, again, our business is being built on long-term partnerships, long-term investment in software products and services that allow our partners to have confidence that we’re the right partner for a long-term relationship and the way that we’ve worked with our sportsbook partners is really providing them with services that help them focus on the things that they’re really good at, which is acquiring the customers, managing that customer base of activating and reactivating those customers, and managing their brand. So, the way that the economics work is we provide these services, they tend to be on a minimum guaranteed basis. So, we’ve got confidence as a minimum level there. But also, we work on profit shares or shares of NGR or GGR, so the ads that sportsbook growth as they become more successful as regulation comes by Genius is able to benefit from that as well.

When I talk to investors, I sort of – in a lot of ways, I think that we were keen in some ways to an ETF in that, because we’re working with almost everyone you’ve heard of and we’re providing services to them. And again, to a degree, where we benefit from shares of profits or share of the revenues that those sportsbook operators have as the market grows, as regulation comes in the States, or as it is in Germany at the moment, or indeed in South America, those operators become more successful. And we again, participate in the share of that. And as I said before, the “rising tide lifts all boats” and certainly, that’s how we like to think of it.

The other advantage of this business model is, we’re sort of agnostic as to who wins, we provide all of these services to all of the operators and again, it’s very hard, I think for investor communities to know, who the winner in each of the sectors are and each of the countries are, you have to, it’s quite a big thing to decide. With Genius, we’re in a position, where you don’t have to make that decision. You can look at the fundamentals of the industry, the fundamentals of how regulation is evolving and know that you’re going to participate in that, through an investment with us.

<<David Katz, Analyst, Jefferies Group LLC>>

Okay. If I may, I’d love to just raise one of the other kind of larger competitors, which is Sportradar, how do you compare and contrast yourselves with them?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. I mean look, Sportradar, have got a great business and they’ve done incredibly well. We have some sort of fundamental differences, saying, we come from a software development background that’s we’re a technology company at heart. And as we’ve evolved over time, we took a decision a very long time ago to partner on a long-term basis with sports leagues and for official data. And you’ll read the press, I’m sure, I’m sure the investors, who are watching this will have read the press. They know that our position is very staunchly behind partnership model with the sports leagues and federations to push the agenda of official data and it’s something that we’ve been doing a lot over the years building up that portfolio of partnerships and really, using that to help the sportsbooks have long-term security over the supply and make sure that they’ve got the best product in the market.

We’re unique in that respect and we’re also unique in the way that we engage with the sports leagues, the software services that we provide to them, the products that we’re giving to those sports leagues, we’re the only company that has that an end-to-end product set that we have and runs the business model that we do. And again, that gives us that really secure position, it needs to, as efficient data inevitably becomes much more standard, all of the major operators, all of the major sportsbooks now was brought into this concept. And they’re increasingly understanding the value of that we’re incredibly well positioned with our sports partnerships for the future.

<<David Katz, Analyst, Jefferies Group LLC>>

If we look at your model today and the economics of that model today, and we were to hypothetically roll that out five years, qualitatively speaking, what happens to the economics within your model, does pricing change, cost level changes, you get to scale, where are the pivot points in there?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah. I mean – great question. I mean, one of the things that we talk about and we like to focus on it that that’s one of the huge benefits of the unique business model that we have, where we’re swapping technology in exchange for the rights is the fact to a large degree, we’re insulated from some of the traditional dynamics that you get in a business, where rights are in involved, because we’re swapping software, because that’s done on a long-term basis, because it’s integral to the way that sports leagues and federations work. And on top of that, we’re providing services by aggregating this all together. We’re in a really unique position in that – we’re not really exposed to that level of rights inflation that other markets and other businesses would be because of that model. So, that’s been something that we’ve really focused on over time and something that I think is, really quite unique about the way that we operate.

<<David Katz, Analyst, Jefferies Group LLC>>

What I’d like to do is since I did offer up and we’ve had quite a few questions come across. I want to make sure that we cover some of those as well and there’s a couple of questions, in many here about GiG possible – are they a possible merger candidate? How do we think about – how do we think about that entity?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. I mean, look, in terms of – we, as a business, as I’ve said, we come from a software development background, whereas we’re a technology company. We have extremely high quality, very scalable software and we’ve also got a really good track record as a business of acquiring technology companies, integrating them into our platform, into our stack, and really driving value – driving shareholder value from that. When we moved to the transaction that we’ve done with dMY, it was very much our focus to think about how we can use the paper and in the funds that would have coming through onto the balance sheet to make acquisitions of relevance and complimentary services for Genius.

So, while I’m not going to comment directly about GiG, I don’t think it’s right to do. What I will say is that, it’s a clear focus for our business and we have a very strong track record of profitable and successful acquisitions and integrations of third party companies into our stack. It’s something that we will be focusing on a lot as time goes.

<<David Katz, Analyst, Jefferies Group LLC>>

That is one of the follow-up questions. If you could expand just a bit more on the degree to which, you might sort of build some vertical integration, as this market develops and notionally help, what might that look like?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. So, I mean, as I said, in integrations of technology companies into our software stack and the successful management of that and the business is something that we’ve got a good track record and we’ve done a number of times very successfully. One of the interesting and actually quite exciting, I think, opportunities that exists in the market is there are a number of technology companies, who service sports, who has service companies and quite often you’ll find that they haven’t necessarily on the road being able to get to critical mass to achieve the level of, I guess, commercial distribution that they need, but also commercial, you’ve got to acquire content as well, bringing it into the business.

So, from our point of view, when we think about that, we’re not only looking at businesses that do that. We’re also looking at those technology companies, where we can help them to really monetize the underlying software that they have – that they might not be able to do on their own. And I think we’re fairly unique in that position, being a technology company, who can integrate those businesses and again, having that large scale of distribution, having that large scale relationships with sport that allow us to really optimize the commercial performance of those businesses.

<<David Katz, Analyst, Jefferies Group LLC>>

All right. If I may just take one other question from the queue, which is if you could talk about the difference between whether a sportsbook is mobile or land-based and the degree to which, there’s benefit one way or the other.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sure. I mean, look, I think, I think as the market evolves, obviously, there’s inevitability about the direction that things are going. The way that Genius works is we – again, we, we focus very heavily on partnerships. So, I mean, this question is really specific, the more specific to the U.S. than anything else. So, what we do in this – in the U.S., is there a number of technology partners in the sports betting sector that we work with. So, SBTech, IGT, Sci-Games, and who we announced a deal with this morning and Kambi, all of whom are our providers to the underlying sportsbooks and in some cases, the casinos. So, where we sit in the market is we supply all of those parties with either data or data and trading services, so that we can access the casino market.

We can access those that’s – there’s operators in those individual states. I mean, one of the things we’ve spent a lot of time and effort doing is becoming licensed. So, we’re licensed in 10 States, three tribal, and obviously, we’ve got another – a number of other licenses is underway. And really, our approach of sort of sitting at the top of the river, having those partnerships with those software suppliers to the sports betting sector and the casino sector, allows us to access those end customers, whether they’re own mobile or whether they’re own casino platforms.

<<David Katz, Analyst, Jefferies Group LLC>>

Can we just jump back maybe, for just a moment, Mark, if you wouldn’t mind, and just think about, I mean, just how big do you think this U.S. market is going to be, this can be obviously got a lot of presenters on – in this couple of days, it’s just getting a feel of sense from all of them, just how they size the market, how you go about thinking about the size of the market. And I think you were in a really ideal position to be able to do that, because we would absolutely can go with you that we think their end game is going to be very significant, your rippled positions to give us a feel for that and how are you thinking about, and I know it depends on more on States coming, et cetera, but what’s your take?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah. I mean, look, I mean, I think, I think it’s one of the things that we’re – because we’ve operated in a lot of regulated markets, have you seen the evolution of markets as they regulate? One of the things that we’ve been quite cognizant of is making sure that we invest at the right time. So, one of the risks you have in emerging markets is whether – it is making investments at the wrong time. Do you invest too early? Do you invest? We’re still too late? So, one of the things we focus on really is how regulation evolves and that dictates a lot of our efforts and our investments, both in the sports leagues and the sportsbook partnerships.

What I will say is, I think that over his – I think that the market is still very young. It’s still relatively small, it’s growing very quickly and emerging very fast, but again, the rate at which the States come online and the way that – the way that those States allow the engagement, I think is going to be going to be key to how fast the U.S. market really ends up getting to its maturity.

<<David Katz, Analyst, Jefferies Group LLC>>

Let me just follow up with a question on data. Whose is it?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Whose is it?

<<David Katz, Analyst, Jefferies Group LLC>>

Yes. I mean, do you – can you use that data also if the data belongs to the leagues?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah. So, as a business, we use lots of different types of data. So, we think of dates for sports dates that we think of it as the lines is as customer data, we’ve got a media and a marketing business. So, utilizing and driving value from customer data and marketing data is important for us. In terms of the sports leagues and federations, that private businesses and predominant private land and there, it goes to reason that they own and control the data that they produce. I mean, I sometimes draw a little bit of a comparison between I guess the evolution of the music industry online and the sports betting market, in the early days, you had Napster, it was in fact starting something it didn’t own and didn’t pay for.

And I think that had a limited – a limited run of success. And I think the business, the industry has gone through that maturation period, and now with a very strong move from all of the major operators endorsing and supporting efficient data. I think, I think that time has changed. And I think the market is this has really matured in that respect. So, in terms of how that evolves, I think, the sports leagues are going to again, have a lot of say, but that’s where Genius has a massive amount of value, because of all the services we’re providing and the long-term contracts that you have to only control that data.

<<David Katz, Analyst, Jefferies Group LLC>>

Yeah. When a contract ends, right. I mean, I think that if we’re understanding correctly, right. The data passes through you can create some analysis and some history around it. And one of the questions that came across was when a contract ends, who is the owner of that analysis and that historical record that’s been created, right.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

So, I mean, that’s it’s a great question, but it’s also an incredibly complicated question and very much depends on the contracts that you have in place with the sports league and the federation, and also actually, the local, the jurisdiction that you’re operating in. Obviously, everyone understands the value of data and naturally that becomes something that we consider to be – consider a lot when we’re putting our commercial partnerships in place.

<<David Katz, Analyst, Jefferies Group LLC>>

Right. If we can go back to just the market size aspect of the question, and particularly, within in-game wagering, you again, have a unique perspective on what the size of that market could ultimately be and if you were to – if you were willing to accept our market estimate, James and I have 19 billion at some point, in 2025, how would you think about what percentage of that really turns out to be, in-game or micro wagers in your view?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

So, I think, again, it’s worth, it’s – I think there are two planes of thought that you need to have, you can look at the way that the European market, where UK market’s evolved if you like, where, in a mature well-run, well-operated sports, but you’re probably talking 70%, 80%, 90% of all bets or wages, apologize, or plays in-game. And I think that’s a very sensible set of assumptions to make.

On top of that though, I think the other consideration that is necessary is to think about how the actual experience of betting or wagering is going to evolve. How is the product going to evolve? And how is that developing and changing? And I think, I think all the indications and the work that we’re doing, the product development that we’ve put in, the way that we structured our business to include, the media, the advertising, merchandising ticketing, all of the ancillary products.

It means that the product that you end up bringing to the market and that the sportsbooks end up bringing to the market longer-term, ends up being much more of a entertainment product. So, I think, the way the market’s evolving the way that I guess, attention spans are going in the way, if I watch how my kids consume sports, they’ll be sitting down and playing a video game, watching a soccer match, I think, I think it only goes to the market evolving to in-game betting in-game wagering and really, that becoming the sort of major focus of the market going forward.

<<David Katz, Analyst, Jefferies Group LLC>>

And so far – and again, an awful lot of information passes through your company, I suppose lots of people have been surprised by how big and how fast the U.S. market has become. How much of that do you think is COVID driven right with respect to the fact that people can’t move around as much, but what other surprising aspects of all of this so far, have really struck you in terms of the data that’s passed through?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah. I mean, COVID is very interesting subject. I mean, we, as a business – we’ve grown 25% in spite of COVID, top-line growth. So, it’s been a very – it’s been challenging for everyone, it’s – but our business has operated and reacted extremely well to COVID. We have a set of very dynamic business, it’s able to adapt and change, and we were able to supply our sportsbook partners with content that they required all the way through COVID. And that’s when there really wasn’t a lot of content available. So, our role really was as a critical supplier and that’s positioned us I think very well with our partners, we serve them well. I think that the growth in the U.S. market was always going to come, I mean, it’s not like the U.S. market didn’t exist.

I mean, a huge U.S. market already existed. It’s just – they were just betting illegally, and with a lot of the Caribbean operators, if everybody knows. So, a lot of that’s been a transition to the legal market. And I think that COVID really was more of a challenge for the operators to make sure they were staying relevant and sustained, providing interesting and useful product for people and I think that was really where the challenge came for the operators.

<<David Katz, Analyst, Jefferies Group LLC>>

Okay. One other question that’s come across if you don’t mind is, I think referencing your September announcement around the strategic partnership. I think you’ve touched on this, a bit more, but there’s been a couple of questions around what a fully integrated sportsbooking platform solution, means exactly. And what more you can say about it that you may not have already.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Sorry, I’m not 100% sure. I understand what you’re referring to. Sorry.

<<David Katz, Analyst, Jefferies Group LLC>>

Well, look, the – I guess the short version of the question is, can you tell us more about the exclusive deal with gaming innovation group?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

So look, I mean, we – obviously, that’s covered by the confidentiality agreement anything that we got in the market is, what’s public and it’s not something that I think is appropriate for me to sort of expand on.

<<David Katz, Analyst, Jefferies Group LLC>>

That’s perfect. I think we’ve sort of run through our list of questions. I’m happy to leave it with you. There could always be something that we haven’t raised that you’d like to talk about. I’m more than happy to sort of give you the floor for a couple of minutes, if you’d like to do that?

<<Mark Locke, Chief Executive Officer and Co-Founder>>

No. I mean, look, again, it’s – I mean it’s really, our business is about a long-term investment, long-term views, we’re looking, making sure that we’re investing at the right speed in the right way for the development in the emerging markets. And I think one thing I’m always struck by some of the investor calls is obviously naturally the focus is on the U.S., but our businesses a lot more – so much more than the U.S. market, you’ve got, the German market coming online. There’s some short James, James can attest to a lot of opportunities coming out of South America and really when you’re thinking about the sports betting market, when do you think about Genius is well we’re thinking about the fact that the opportunities and lie outside of the U.S. as well. So, I think that’s something that I think over time, we sort of – I guess, it doesn’t always come across in some of the chats that we’ve had.

<<David Katz, Analyst, Jefferies Group LLC>>

James, I’ll let you have the last word if you’d like it?

<<James Wheatcroft, Analyst, Jefferies Group LLC>>

Yeah, that was great. That was fascinating. I mean, all betting players, there’s obviously something we’re very focused on, you’ve got a great nation, it’s a great position and it’s – and I mean, first of all I’ve got you and we can think about Germany. Mark, can you just tell us how you see those markets like that developing and we thought, I mean, a lot of the focus we’ve had today, and we will have tomorrow is on the U.S. and I understand that entirely that, but obviously, there are businesses that have got spaces elsewhere, and you’re also well positioned to talk to us about that. So maybe, one level down on someone like Germany, maybe someone like Latin America, where I hear lots of my – the companies I’m following, getting me increasingly excited about.

And maybe, then I guess the team play sort of Africa, that feels to me the way that some of the companies I interact within Europe, thinking about the shape of the world to come. Perhaps, you could give us a sort of one level down and that’s how it would be great place.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Yeah. I mean, look, what I would think about it in exactly the same way. We made a move into South America, quite a strong move. A few years ago, we opened an office in Columbia; we’ve got about 400 staffs. That’s just under 400 staffs there. And really, that’s given us a platform for South America. I mean, obviously, Brazil has been a roller coaster. As we all know, I’m sure it’ll come good. We’ve announced strong relationships. We’ve just done a deal with the Argentinian football over there, which is a long-term exclusive partnership. We’ve also got relationships with Brazilian soccer.

So, we’re well placed in South America as that market continues to evolve. Again, Germany is a case there’s a lot of the European operators, a lot of our customers, moving into that market again, it’s – I think that would evolve very fast just for the vet nature of, where that market’s been, some of the players that have been in it, I guess historically. And then Africa, it’s becoming big, it’s becoming big, quite fast. The product sets are quite different there. I think, what you’re offering in Europe and the States is not the same in Africa. But again, it’s – these are huge opportunities and again, when I think about the market, you have to be very, very focused not to get too consumed by the U.S. I mean, it’s as enormous as it is and there are other opportunities out there that we think about and focus on, so that’s just what we consider.

<<David Katz, Analyst, Jefferies Group LLC>>

Yeah. Very helpful. Yeah. Thank you very much.

<<James Wheatcroft, Analyst, Jefferies Group LLC>>

Great to have you on.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

We sincerely appreciate you making time for us today and your patience, filling the questions in the whole bit thank you and be safe and best of luck down the road.

<<David Katz, Analyst, Jefferies Group LLC>>

Yeah. Thanks very much.

<<Mark Locke, Chief Executive Officer and Co-Founder>>

Thank you.

<<James Wheatcroft, Analyst, Jefferies Group LLC>>

You as well. Thank you.